                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 3, 2002.

                           ISTA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                    00-31255                   33-0511729
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



            15279 Alton Parkway, Suite 100, Irvine, California 92618
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (949) 788-6000



                                       N/A
          (Former name or former address, if changed since last report)
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ITEM  2. ACQUISITION OR DISPOSITION OF ASSETS

         On May 3, 2002, ISTA Pharmaceuticals, Inc., a Delaware corporation (the "Registrant" or "ISTA") and AcSentient, Inc., a Delaware corporation ("AcSentient"), entered into an Asset Purchase and Sale Agreement (the "Agreement") whereby Acsentient will sell to Registrant, and Registrant will purchase from AcSentient, rights to three ophthalmic compounds: timolol maleate ophthalmic solution-long-acting, bromfenac and Caprogel(TM) (aminocaproic acid used in a topical formulation), and all rights and assets owned or controlled by AcSentient relating to these compounds. In addition, Registrant agreed to assume certain obligations and liabilities with respect to the rights, including responsibility for final development of the compounds. As consideration for the sale of these rights and assets, Registrant will pay to AcSentient $290,000 in cash and will issue 100,000 shares of Registrant's common stock, which Registrant will register for resale on a registration statement on Form S-3. Furthermore, Registrant agreed to pay up to an additional 200,000 shares of Registrant's common stock over time and upon achievement of certain milestones. The amount of consideration was determined in part by the expected likelihood of successfully developing these compounds for commercial use.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS

         The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days of the filing of this report.

         (b)      PRO FORMA FINANCIAL INFORMATION

         The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act within 60 days of the filing of this report.

         (c)      EXHIBITS

         The following exhibits are filed as part of this report, where indicated.

                  2.1 Asset Purchase and Sale Agreement, dated as of May 3, 2002, by and between AcSentient, Inc., a Delaware corporation, and ISTA Pharmaceuticals, Inc., a Delaware corporation.

                  99.1 Press Release issued May 6, 2002 by ISTA Pharmaceuticals, Inc.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ISTA PHARMACEUTICALS, INC.

                                       /s/ VICENTE ANIDO, JR., PH.D.
                                       -----------------------------------------
                                           Vicente Anido, Jr., Ph.D.
                                           President and Chief Executive Officer

                                       Date:  May 6, 2002




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                           ISTA PHARMACEUTICALS, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
2.1               Asset Purchase and Sale Agreement, dated as of May 3, 2002, by and between AcSentient, Inc., a Delaware corporation, and ISTA
                  Pharmaceuticals, Inc., a Delaware corporation.

99.1              Press Release issued May 6, 2002 by ISTA Pharmaceuticals, Inc.




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